EXHIBIT 99.2
Investor Conference Call March 20, 2007 Other OTC: NAVZ

Safe Harbor Statement Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward- looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "goal" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial data presented in this package for the 2005 fourth quarter, the 2006 first, second, third and fourth quarters and the 2007 first quarter are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of our 2005 fourth quarter, 2006 first, second, third and fourth quarters and 2007 first quarter financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and financial information for 2005, 2006, and 2007 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar participants on the call Dan Ustian - Chairman, President, & Chief Executive Officer Bill Caton - Executive Vice President & Chief Financial Officer Terry Endsley - Senior Vice President & Treasurer Heather Kos - Director of Investor Relations

Update Restatement and Reaudit Progress Product Launches Orders Ford Progress Continuing Liquidity

Our strategy expected to enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products Leveraging what we have and what others have built FY 2009 Goals $15 Billion Revenue $1.5 Billion Segment Margins >10% Average Segment Margins Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional

U.S. and Canada Market Share Leader in Class 6-8 Trucks and School Bus Best 1st quarter in 4 years We expect full year 2007 Bus market share to be same as 2006 Medium Q107 market share - 36.1% We expect full year 2007 Medium market share to be same as 2006 Severe Service Q107 market share - 24.1% Heavy (LH &RH) Q107 market share - 15.7% Combined Q107 Class 8 market share - 17.9% We expect to gain 1% market share in line- haul Class 8 by end of FY07 *Market Share (1,2) - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retail sales in the United States and Canada for School Bus and Classes 6-8. COMBINED CLASS 8 CLASS 6-7 BUS

Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end Other Non-Traditional*** Small Bus Workhorse (Commercial Chassis and RV's) Class 4/5 LCF Class 5 Conventional Non-Traditional** Export (Mexico and all other countries) Military -Export Traditional* U.S. and Canada Bus and Class 6-8 Trucks Military - U.S. Note-Other slides within this presentation will refer to all military sales as "Non-traditional" growth since Navistar just entered this area

1Q07-Non-Traditional Truck Shipments Still Strong

Key Takeaways:

- Non-Traditional 1Q07 shipments of ~7,500 are up ~24% from 1Q06
- In 2007 Non-Traditional shipments expected to be within 35,000 to 40,000
- In 2004 Non-Traditional shipments represented ~8% of shipments. In 2007 Non-Traditional shipments are expected to represent ~29% of total worldwide shipments
- We expect to continue to grow these areas of our business in 2008 and 2009



8,000
6,000
4,000
2,000
0
Shipments
Up ~24%
Q106
Q107

Non-Traditional

- *Small Bus*
- *Workhorse (Commercial Chassis and RV's)*
- *Class 4/5 LCF*
- *Class 5 Conventional*
- *Military*
- *Export (Mexico and all other countries)*

NAVISTAR

Traditional shipments - U.S. and Canada School Bus and Class 6-8 Trucks

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2007 1st Quarter-Growth Dealer Distribution Strategy Parts 16 years consecutive growth 2004-2006 double digit CAGR Military Growth* 2007 1st quarter we sold 620 units; 2006 1st quarter we sold 368 units 68.5% increase Mexico & Export Growth** 2007 1st quarter sold 5,088 units; 2006 1st quarter we sold 3,657 units 39.1% increase Other Non-Traditional Growth*** 2007 1st quarter sold 2,133 units; 2006 1st quarter we sold 2,329 units (8.4%) decrease 930 dealer locations Distribution - Growing our global network Growing with our Best In Class Distribution network 314 International dealers U.S., Canada, Mexico *Military units as defined on page 8 are included in both traditional and non-traditional categories ** Includes Military units for Export, excludes LCF (Classes 4&5) ***Includes Small Bus, LCF (Class 4&5), Class 5, and Workhorse

Delivering Profitable Growth Military 155 MM Test "Equal if not greater than threat levels that we deal with in Iraq and Afghanistan" Government Contractor unit used throughout Iraq IED/Land Mine Attack ***Contractor Survived*** Demonstrator delivered March 2007

Delivering Profitable Growth
Military

Why Navistar?
- ✓ Production Capability/Cost – Current trucks require little investment since they are produced off existing platforms
- ✓ Distribution network – Field service and maintenance
- ✓ Aggressive Delivery – Current trucks delivered less than six months after contract award

What's next?
- ✓ TACOM continued support
- ✓ Foreign Military Sales
- ✓ MRAP
- ✓ FTTS
- ✓ JLTV
- ✓ FMTV
- ✓ M915

2005 – Delivered approximately 1,300 units

2006 – Delivered approximately 2,900 units

2007 – Over 20 contracts won to date. Total mature value => $1.5 B in potential orders from 2007 to 2009

Future Opportunities

5000 MV
Armored Line Haul
Tractor – Logistic
Iraq



7000 MV
Military Support Mission
U.S. –Afghanistan & Iraq
Taiwan
Canada



Mine Resistant Ambush Protection (MRAP)
Mine & IED Protected Vehicle for Marines & Army
Afghanistan & Iraq



Demonstrators delivered March 2007

Future Tactical Truck Systems (FTTS) Demonstrator of Advanced Armor & Vehicle Capabilities



Delivered in November 2006

Joint Light Tactical Vehicle (JLTV)
Next Generation HMMWV



NAVISTAR

12

Mexico & Export Increase export market share 9400 CE 300 Traditional U.S and Canada Class 6-8 Industry (Last 5 years market ranges from 263K - 455K units) 4400 Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges* from 35K - 45K 2007 Non-Traditional Opportunities - We expect to ship 35,000 to 40,000 units *Includes Commercial Chassis and RV units Great Products: Growth

Great Products: MAXXFORCE Engine

Brand new technologies built for power, reliability, durability and fuel economy



South American Engines

I4 / I6

Complete line of 3L-7L products



MaxxForce™ 5

4.5L V6

June 2007 launch



MaxxForce™ 7 Ford V8

6.4L V8

February & March 2007 launches



MaxxForce™ DT Series 9/10

7.6L / 9.3L

March 2007 launch



MaxxForce™ Big Bore

11L and 13 L

Late 2007 launch

World Wide Engine Shipments(1)

Navistar (WW Engine Shipments)	Quarter-over-Quarter 1Q07	1Q06	% Change
Ford - V8	53,914	73,125	(26.3%)
Other OEM's (All Models)	26,270	30,926	(15.1%)
Engine Shipments to Truck Group	23,903	19,084	25.3%
Total Navistar	**104,087**	**123,135**	**(15.5%)**

Key Takeaways:

- 48% market share in Mid-size pick up trucks in South America
- 43% market share in heavy duty diesel pickup/vans
- 39% market share in class 5-7 Truck and School Bus

Note: Market Share Information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end.

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I6 V8 Great Products: 2007 Engine Performance Value Proposition: Reliability Performance Fuel Economy Low NVH

Path to 10% Segment Margins -TRUCK Plans in place-Focus is on execution ProStar(tm) Non-Traditional Growth Material Focus Global Sourcing Leverage Scale Benefits Synergies with Strategic Partners MaxxForce(tm) Big Bore Manufacturing Efficiencies Parts Growth Truck plans to achieve 2009 goals

Path to 10% Segment Margins -ENGINE Focus is on customer base and recovering emissions Broaden Customer Base: Profitability Required from all Customers Recovery of Emissions Global Sourcing MaxxForce(tm) Big Bore Competitive Advantage in 2010 Emissions Technology Parts Growth Manufacturing Efficiencies Engine plans to achieve 2009 goals MaxxForce Big Bore 11 liter & 13 liter

Actions and initiatives expected to drive 10% segment margins 2007 2008 2009 2007 2008 2009 60% 100% 100% 70% 100% 70% 90% 100% 50% 75% 100% 30% 65% 100% 50% 100% 100% 50% 75% 100% 70% 90% 100% 30% 65% 100% 50% 100% 100% 25% 100% 70% 100% 100% 100% Big Bore Big Bore

Competitive Cost Structure Materials Remain the #1 Focus Key Takeaways $540 million globally sourced in 2006* Net 10%-20% savings Strategic partnerships Design focus on quality and cost reductions Scale Material Fixed Variable Other 0.87 0.039 0.05 0.041 2005 Truck Cost of Goods Sold Composition Fixed Material Other Variable Focus is on supply base *$540 million sourced by fiscal year-end; full year savings expected to be realized in 2007 On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Global Sourcing: 5 year road map 2007 Projected Global Sourcing: ~$0.9 Billion ($ millions) Note: Global sourcing expected to move from 7% of total buy in 2005 to 14% in 2007, up to 20% in 2011.

Competitive Cost Structure Increase Manufacturing Efficiency 2007 fiscal-year end truck production headcount up 1.5% compared to 2001 In 2007 truck production will be up ~55% compared to 2001 Using roughly same amount of employees we are producing ~9 additional units per headcount in 2007 compared to 2001 Truck Manufacturing *Includes full time and temporary workers directly associated with production process for plants shown above Utilized flexible workforce Overtime flexibility Model alignment in facilities We expect to improve competitiveness in our UAW facilities Key Takeaways: Improvements

After the 1st Quarter, our 2007 Outlook remains the same

Less dependent on the Traditional U.S. and Canada Markets

- U.S. and Canada Class 6-8 Industry
  - 325K – 347K (2007 down 24% -28% from 2006)
- Engine shipments expected to decrease by ~10% in 2007
- Response:
  - Maintain market share in Bus, Medium, and Severe Service
    - School Bus chassis – 64%
    - Medium – 40%
    - Severe Service-23%
    - Grow market share in Heavy Line Haul Class 8
  - Focus on margin improvement actions
  - Grow Parts
  - Grow Non-Traditional Truck (Military, Export & Workhorse)

2007

Offset:

Cost Reductions ↑
Parts ↑
Military ↑
Export ↑
Workhorse (RV) ↑
India ↑
MWM ↑

Reduced Breakeven

Total U.S. & Canada Industry Demand ↓

NAVISTAR

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Capital Structure, Cash and Liquidity On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. There may be other obligations that may be reclassified as debt as a result of the restatement (e.g. leases). Preliminary and Unaudited

2007 Liquidity 2007 Q1* 2007 FY As we expected, our normal working capital cycle had impact on cash balances in Q1 Mfg. Cash Bal.* *Preliminary and Unaudited

Other 2007 Actions Working capital management emphasis 2007 capital expenditures We continue to attract management talent into the company We expect NFC to continue to provide consistent earnings and to make significant dividends to the parent company We expect to continue containment on below the line and legacy expenses We expect successful labor negotiations with the UAW We believe we are well positioned to fully capture the 2008 truck market On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements.

Summary - Keys to success Complete restatement process Create great products ProStar(tm) production began January 2007 2007 MaxxForce(tm) 5 through 10 Engine Launches MaxxForce(tm) 11 Liter and 13 Liter production to begin late 2007 Continue to focus and invest in quality Build a competitive cost structure Truck Engine Deliver profitable growth Continue to enter and grow niche markets with minimal investment Grow Military and Export Customer profitability in all product lines

Total NA Industry ? What it Means for Navistar in 2007 and beyond We expect new products and markets to enhance the growth of our business while our cost structure drives increasing profitability Total U.S. & Canada Industry Demand *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Cost Reductions ? Parts ? Military ? Workhorse ? Export ? India ? MWM ? Reduced Breakeven Record EPS >10 % Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy

Appendix Frequently Asked Questions & Supplemental Data

Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Q1: When will you be able to quantify the impact of the restatement? A: Currently, given the number of items under review we are not comfortable quantifying the restatement. Q2: How does FAS 158 affect Navistar? A: The company has reviewed the recently issued FAS 158, which is effective for companies with fiscal years ending after December 15, 2006. The statement will not impact our company until fiscal year ended 2007. The primary impact this statement will have on the company's financial statements will be to place the unfunded postretirement (pension and OPEB) obligations on the company's balance sheet (this was previously disclosed within the footnotes to the financial statements). In order to put the obligations on the balance sheet, an offsetting net of tax entry will be made to other comprehensive income, which is a component of equity. Q3: Can you give us any update on your 2007 EPS guidance? A: We will not give specific guidance for 2007 at this time. We do believe the actions we have put in place will make 2007 a solid year. Q4: What is in your Dealcor debt? A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets. Q5: How many Dealcor dealers did you have at January 31, 2007? A: Of our 314 primary dealers, twenty-four were Dealcor dealers. Q6: You have a goal to obtain a 10% segment margin by 2009. Can you update us on your cost competitive actions? A: Due to the restatement process, we cannot give progress to the specific goals, but based on our strategic initiatives in global sourcing, growing scale, strategic partnering with others, design changes, and a continued focus on manufacturing efficiencies, we believe we are on track, if not ahead, to meet these goals by 2009.

Q7: The company has said that it has reduced its fixed costs since 2002. Can you give some examples of improvements you have implemented? A: In 2002, our Truck fixed costs of goods sold composition was 10% versus a fixed composition of 3.9% in 2005. We have put productivity improvements in place such as line speed efficiencies, model alignment across facilities, new labor agreements and plant outsourcing. Q8: What should we assume the company will spend on capital expenditures in 2007? A: For 2007, we expect our capital expenditures to be within the lower half of the $250 million to $350 million range. We continue to fund our strategic programs. Q9: What do you finance at Navistar Finance Corporation (NFC)? A: NFC is a commercial financing organization that provides wholesale, retail, and lease financing for sales of new and used trucks sold by the company. NFC also finances the company's wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed. Q10: Can you provide an update on the negotiations with the UAW ? A: Union members failed to ratify a tentative agreement reached by the company and union bargaining committee in May of 2006. We continue to expect no impact to the business given that current contract runs through September 30, 2007. As is typical, we will begin formal discussions on a new UAW master contract mid-year 2007. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q11: How many employees did Navistar have as of October 31, 2006? A: On October 31, 2006, worldwide employees totaled 17,503. As of October 31, 2006, the United Automobile, Aerospace and Agricultural Implement Workers of America (UAW) represented 4,693 of the company's active employees in the U.S., and the National Automobile, Aerospace and Agricultural Implement Workers of Canada (CAW) represented 1,357 of the company's active employees in Canada. Other Unions represented 1,975 of the company's active employees in the U.S. and Mexico. The company's master contract with the UAW expires on September 30, 2007. On June 23, 2004, the company and the CAW agreed to extend the expiration date of the existing labor contract to June 30, 2009. Q12: What is your anticipated 2007 pricing given the stringent federal exhaust emissions standards? A: For our cab forward (CF) vehicle, prices increased approximately $4,000. Prices for International mid-range diesel powered trucks and IC buses increased $5,000 to $6,000 per vehicle and for International Class 8 truck/tractors with supplier engines, prices increased $7,000 to $9,000. Q13: How much has Ford short paid so far? A: In total, Ford short paid (offset) an aggregate total of approximately $160 million since December 2005. In accordance with the court order dated March 8th, 2007, Ford has repaid half ($80 million). Q14: Have you seen any year over year steel, precious metals and resin cost increases in 2007? A: Through January 31st, our unaudited year-to-date costs reflect $17 million for steel and precious metals increases and $2 million for other cost increases associated with resins and petroleum products. Generally, we have been able to recover these increases in the marketplace via pricing performance. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2007 Industry Guidance Source: Wards, ACT, Polk data combined with Internal Company reports

Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

Order Receipts - U.S. & Canada Source: ACT data combined with Internal Company reports

World Wide Engine Shipments

Options Outstanding and Exercisable (Unaudited) *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. Note: Basic average shares outstanding as of January 31, 2007 were approximately 70,350,000

SEC Regulation G *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)

Definitions